UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 18, 2021

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on May 18, 2021, the joint Board of Directors of Southern First Bancshares, Inc. (the “Company”), and Southern First Bank (the “Bank”), appointed Ms. Terry Grayson-Caprio, Mr. Ray A. Lattimore, and Mr. William A. Maner, IV as directors of the Company and the Bank, effective June 1, 2021.

Each of these newly appointed directors will participate in the current director compensation arrangements generally applicable to the Company’s non-employee directors. There are no arrangements or understandings between any of the appointed directors and other persons pursuant to which they were selected as a director. None of these directors newly appointed have engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under Item 404(a) of Securities and Exchange Commission Regulation S-K.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2021, of the 7,841,283 shares of common stock outstanding and entitled to vote at the 2021 Annual Shareholders’ Meeting, 6,992,002 shares (89.16%) were present in person or by proxy, and the following matters were voted upon and approved by our shareholders at the 2021 Annual Shareholders’ Meeting:

1.	the election of five members to our board of directors;
2.	the non-binding resolution on our executive compensation policies and procedures; and
3.	the ratification of the appointment of Elliott Davis, LLC as our independent public accountant.

The following is a summary of the voting results for each matter presented to the shareholders:

1. Election of Directors

	Votes	Votes	Broker Non-
Director’s Name	For	Withheld	Votes
Mark A. Cothran	5,988,090	249,358	754,554
Rudolph G. Johnstone, III, M.D.	5,966,842	270,606	754,554
Anna T. Locke	6,210,864	26,584	754,554
R. Arthur Seaver, Jr.	6,184,843	52,605	754,554
Tecumseh Hooper, Jr.	5,742,098	495,350	754,554

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2022
Leighton M. Cubbage
David G. Ellison
James B. Orders, III

Directors Whose Terms Will Expire in 2023
Andrew B. Cajka
Anne S. Ellefson
Tecumseh Hooper, Jr.

Directors Whose Terms Will Expire in 2024
Mark A. Cothran
Rudolph G. Johnstone, III, M.D.
R. Arthur Seaver, Jr.
Anna T. Locke

2. Approval of Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,921,726	182,592	133,130	754,554

3. Ratification of the Appointment of Elliott Davis, LLC

Votes For	Votes Against	Votes Abstained
6,961,953	29,966	83

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/	Michael D. Dowling
Name:		Michael D. Dowling
Title:		Chief Financial Officer

May 20, 2021